SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|x|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

BMC FUND, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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

[BMC Fund, Inc. Letterhead]

December 17, 2003

Dear BMC Shareholder:

As you know, BMC Fund, Inc. held its most recent annual meeting last summer at Hound Ears, following a tradition that we established many years ago. Your Board of Directors has decided that it would be more appropriate to hold future annual meetings within three or four months after the end of the Fund's fiscal year (October 31). This will mean that future annual meetings will be held in the January - February time frame.

The Board has decided to implement this new schedule now, rather than to wait until the winter of 2005 to hold the next annual meeting. Accordingly, we will hold the 2004 annual meeting on January 31, 2004 in Naples, Florida, our usual winter meeting location. The official notice of meeting and proxy material for the meeting are enclosed. Please review the enclosed material and send in your proxy card, whether or not you plan to attend.

As always, please do not hesitate to contact me should you have any questions or concerns.

                                                Sincerely,


                                                Paul H. Broyhill
                                                Chairman of the Board

                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 31, 2004

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Saturday, January 31, 2004, at 9:00 a.m., at The Registry Resort & Club, 475 Seagate Drive, Naples, Florida (telephone: 239-597-3232), for the following purposes:

      1. To elect 10 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

      2. To transact such other business as may properly come before the meeting.

      Only shareholders of record as of the close of business on December 10, 2003 are entitled to notice of, and to vote at, the meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.

December 17, 2003                       By Order of the Board of Directors

                                        Paul H. Broyhill
                                        Chairman of the Board

                                 BMC FUND, INC.
                                800 Golfview Park
                          Lenoir, North Carolina 28645
                              (Tel.: 828-758-6100)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 31, 2004

                                     GENERAL

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at the annual meeting of shareholders and at any and all adjournments thereof (the "annual meeting" or the "meeting") to be held at The Registry Resort & Club, 475 Seagate Drive, Naples, Florida, on Saturday, January 31, 2004, at 9:00 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about December 17, 2003.

      The Board of Directors has fixed the close of business on December 10, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Fund were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Fund is set forth below. See "Principal Shareholders" and "Certain Beneficial Ownership Information Concerning Directors," below.

      Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy.

      Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

      A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more nominees for director and abstentions are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

      The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The bylaws of the Fund provide that the number of directors of the Fund shall be not less than three nor more than 15. Those members of the Board of Directors who are considered independent directors under the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 10 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

      It is not anticipated that any of the nominees will be unable or unwilling to serve; but, if that should occur, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

      The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund's voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

      Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Abstentions, shares which are withheld as to voting with respect to nominees for director and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on the election of directors.

Information About Directors and Officers

      Certain information about the Fund's directors and officers follows:

                      Directors Who Are Interested Persons

                                                      Term of                      Principal
                                   Positions        Office and                    Occupations                      Other
           Name,                      Held           Length of                    During Past                Directorships Held
     Address and Age               With Fund        Time Served                     5 Years                     by Director
--------------------------         ---------        -----------         --------------------------------     ------------------
James T. Broyhill (76) (1)         Director          Since 1976         Retired; former Secretary of         The Shepherd Street
1930 Virginia Road                                                      the North Carolina Department        Fund, Inc.
Winston-Salem, NC  27104                                                of Commerce (1989-1991); former
                                                                        Chairman of the North Carolina
                                                                        Economic Development Board
                                                                        (1987-1989); former member, U.
                                                                        S. Senate (1986); former
                                                                        member, U.S. House of
                                                                        Representatives (1963-1986)

Paul H. Broyhill (79) (1) (2)      Director          Since 1976         Director, President (formerly
135 Claron Place, S.E.             President         Since 2001         Chairman) and Chief Executive
Lenoir, NC  28645                  Chairman          Since 1976         Officer of the Fund

Michael G. Landry (57) (3)         Director          Since 1993         Managing Partner of GrayRocks
211 South Gordon Road              Vice              Since 2001         Asset Management
Ft.  Lauderdale, FL 33301          President                            (1999-present); CEO of
                                   and Chief                            Mackenzie Investment
                                   Investment                           Management, Inc., Chairman of
                                   Officer                              Ivy Funds and Executive Vice
                                                                        President of Mackenzie
                                                                        Financial Fund (1987-1999)

Allene B. Heilman (81) (4)         Director          Since 1983         Private Investor
941 Bay Esplanade
Clearwater, FL  34630

                                 Other Directors

                                                      Term of                      Principal
                                   Positions        Office and                    Occupations                      Other
           Name,                      Held           Length of                    During Past                Directorships Held
     Address and Age               With Fund        Time Served                     5 Years                     by Director
--------------------------         ---------        -----------         --------------------------------     ------------------
William E. Cooper (82)             Director         Since 1981         Investor (since 1983); Chairman
5418 Preston Haven                                                      Emeritus, former chairman and
Dallas, TX  75207                                                       CEO of Dallas Market Center
                                                                        Company, a wholesale marketing
                                                                        complex

Lawrence Z. Crockett (74)          Director          Since 1983         Retired; former director and CEO
777 Sea Oak Drive, #719                                                 of Mortgage Corporation of the
Vero Beach, FL 32963                                                    South

Jan E. Gordon (51)                 Director          Since 2001         Pinellas County, FL Supervisor
3075 Rolling Woods Dr.                                                  of Elections (1992 - present)
Palm Harbor, FL 34683

Gene A. Hoots (64)                 Director          Since 1987         Chairman, CornerCap Investment
2508 Giverny Drive                                                      Counsel, a registered investment
Charlotte, NC 28226                                                     adviser serving private and
                                                                        pension fund clients  (since
                                                                        1989)

John S. Little (71)                Director          Since 2001         Retired; former Managing
4601Gulf Shore Blvd. N. #18                                             Director and Chief Executive,
Naples, FL 34103                                                        Associated Octel, London
                                                                        (1989-1995); former Senior Vice
                                                                        President of Corporate
                                                                        Technology, Great Lakes Chemical
                                                                        Corporation (1981-1989)

L. Glenn Orr, Jr. (63)             Director          Since 1999         Senior Managing Director, The        Highwoods
2735 Forest Drive                                                       Orr Group, an investment             Properties, Inc.
Winston-Salem, NC 27104                                                 banking firm
                                                                        (since 1995)

                                                   Other Officers

                                                      Term of                      Principal
                                   Positions        Office and                    Occupations                      Other
           Name,                      Held           Length of                    During Past                Directorships Held
     Address and Age               With Fund        Time Served                     5 Years                     by Director
--------------------------         ---------        -----------         --------------------------------     ------------------

M. Hunt Broyhill (39)(5)           Vice Since        2001               Vice President of the Fund
1870 9th Street Ct., NW            President                            since March 2001; Chief
Hickory, NC 28601                                                       Executive of Broyhill Asset
                                                                        Management, LLC
                                                                        (1997 - present); President of
                                                                        Broyhill Investments, Inc. and
                                                                        Broyhill Family Foundation,
                                                                        Inc. (1988 - present); General
                                                                        Partner of CapitalSouth
                                                                        Partners I, LP and CapitalSouth
                                                                        Partners II, LP (2000-present)

D. Eugene Hendricks (67)           Vice              Since 2002         Vice President since August
106 Cedar Crest Drive              President                            2002; Chief Financial Officer
Lenoir, NC 28645                   and Chief         Since 2001         of the Fund since March 2001;
                                   Financial                            Staff Accountant for the Fund
                                   Officer                              (1990-2001); Executive in
                                                                        Residence in Accounting at
                                                                        Appalachian State University,
                                                                        Boone, NC (1990-2001)

--------------------------------------------------------------------------------

(1) Messrs. James Broyhill and Paul Broyhill are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the Fund's Common Stock. See "Principal Shareholders" below. Mr. Paul Broyhill is also an interested person by virtue of his serving as President and Chief Executive Officer of the Fund. Messrs. James Broyhill and Paul Broyhill and Ms. Heilman are siblings.

(2) Mr. Paul Broyhill is President of P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

(3) Mr. Landry is an interested person by virtue of his serving as Vice President and Chief Investment Officer of the Fund.

(4) Ms. Heilman is an interested person by virtue of her immediate family relationship to Messrs. James Broyhill and Paul Broyhill.

(5)   Mr. Hunt Broyhill is the son of Paul H. Broyhill and the Vice President of
      P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

      The Fund consists of a single fund managed internally by its Board of Directors (at October 31, 2003, the Board of Directors managed investment securities valued at $127.06 million). Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission (the "Commission") relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

      Under the laws of North Carolina, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

                              CORPORATE GOVERNANCE

      The Board of Directors has 10 members, four of whom are an "interested person" as such term is defined in the 1940 Act. The Board met three times during the fiscal year ended October 31, 2003.

      The Board of Directors has an Audit Committee, the members of which are William E. Cooper (Chairman), Lawrence Z. Crockett, and L. Glenn Orr, Jr. Each member of the Audit Committee is an "independent director" as defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is directly responsible for the hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not "interested persons" of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee. The Audit Committee had two meetings during the fiscal year ended October 31, 2003.

      The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, Paul H. Broyhill, Allene B. Heilman, Gene A. Hoots and Michael G. Landry. In addition, M. Hunt Broyhill, a Vice President of the Fund, serves as a nonvoting consultant to the Committee. Each member of the Investment Committee, with the exception of Mr. Hoots, is an "interested person" of the Fund as defined in the 1940 Act. The Investment Committee is responsible for reviewing the Fund's investments at the request of management. The Investment Committee had four meetings during the fiscal year ended October 31, 2003. Under the Fund's investment objectives and policies, the Investment Committee has substantial oversight responsibility with respect to the Fund's investments.

      The Board of Directors did not have a Compensation or Nominating Committee during such year. The Board of Directors will consider written nominations of candidates for election to the Board submitted by shareholders that are submitted to the Fund in accordance with the procedures set forth under "Shareholder Proposals," below.

      Each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served during the fiscal year ended October 31, 2003.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is comprised entirely of directors who are considered independent under Section 10A(m) of the Exchange Act and New York Stock Exchange Standards. (The Exchange's requirements are not applicable to the Fund.) The Audit Committee currently has three members and operates under a written charter adopted by the Board in July 2000 and amended and restated in July 2003. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

      As noted above, the Audit Committee is directly responsible for hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not "interested persons" of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee.

      Management is responsible for preparing the Fund's financial statements. The independent auditors are responsible for performing an independent audit of the Fund's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Fund's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

      Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2003 for filing with the Commission.

                                Respectfully submitted by the Audit Committee:

                                William E. Cooper (Chairman)
                                Lawrence Z. Crockett
                                L. Glenn Orr, Jr.

                           ADMINISTRATION OF THE FUND

      Administration of the Fund is primarily the responsibility of the Fund's President and Chief Executive Officer, Paul H. Broyhill, its Vice President, M. Hunt Broyhill, its Vice President and Chief Investment Officer, Michael G. Landry, and its Vice President and Chief Financial Officer, D. Eugene Hendricks. The Fund's portfolio is managed primarily by such officers, under the supervision of the Board of Directors. Until September 30, 2003, the Fund had an investment advisory agreement with one investment adviser, W. H. Reaves & Co., Inc. ("Reaves"), located at 10 Exchange Place, Jersey City, New Jersey 07032. Reaves was responsible for managing a total of approximately $5.86 million of the Fund's assets as of such date. The shareholders of the Fund approved the investment advisory agreement with Reaves in 1986. The Board of Directors, including a majority of the directors who are not interested persons of the Fund, terminated the Fund's agreement with Reaves effective September 30, 2003 after comparing the performance of the portfolio managed by Reaves with the performance of the Fund's internally-managed portfolios and considering the cost of Reaves' investment management services.

      The Custodian of the Fund's portfolio securities is Wachovia Bank, National Association (formerly First Union National Bank), Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.

Brokerage Commissions

      The Fund paid brokerage commissions in the aggregate of $107,075 during the fiscal year ended October 31, 2003. Except with respect to brokerage commissions paid to Reaves, which was an affiliated person of the Fund by virtue of its serving as an investment adviser to the Fund, no brokerage commissions were paid to affiliated persons of the Fund or to affiliated persons of such affiliated persons, or to any broker an affiliated person of which is an affiliated person of the Fund or of Reaves. For the fiscal year ended October 31, 2003, the Fund paid Reaves brokerage commissions in the aggregate amount of $20,752. For the fiscal year ended October 31, 2003, such amount represented 19.4% of the aggregate brokerage commissions paid by the Fund to all brokers. The commissions charged by the Fund's advisers for agency transactions using affiliated brokers are limited to the lesser of (i) 50% of the regular New York Stock Exchange rates, (ii) the maximum amount permissible pursuant to Section 17(e) 1940 Act, which regulates commissions and other remuneration received by brokers in connection with the sale of securities to or by registered investment companies with which they are affiliated, or (iii) $0.07 per share. In addition, the amounts paid to an adviser in commissions and fees (as described above) shall not exceed 2% of the average daily market value of the Fund's assets under such adviser's management for the preceding fiscal year. An adviser may pay higher commission rates than otherwise would be applicable in exchange for brokerage and research services in accordance with the Exchange Act. In no event may an adviser pay a brokerage commission in excess of $0.07 per share.

                                   MANAGEMENT

Executive Officers

      The executive officers of the Fund are Paul H. Broyhill, age 79 (President and Chief Executive Officer), M. Hunt Broyhill, age 39 (Vice President), Michael
G. Landry, age 57 (Vice President and Chief Investment Officer) and D. Eugene Hendricks, age 67 (Vice President and Chief Financial Officer). Mr. Paul Broyhill has served in executive capacities with the Fund and its predecessors for more than five years. Messrs. Hunt Broyhill, Landry and Hendricks have served in executive capacities with the Fund since March 2001. In addition, Mr. Hendricks and Mr. Hunt Broyhill have served in administrative capacities with the Fund for more than five years.

Compensation

      For the fiscal year ended October 31, 2003, the Fund paid Paul H. Broyhill an annual salary of $19,228 for his services to the Fund as President and Chief Executive Officer. M. Hunt Broyhill, D. Eugene Hendricks, and Michael G. Landry, who became executive officers March 19, 2001, were paid $15,570, $29,680, and $130,000, respectively, for their services to the Fund as executive officers. Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family (with the exception of Ms. Gordon) are paid $3,000 per year, plus $1,000 per meeting attended, for service on the Board during a full year. Each such outside director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

      The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2003 for each director and for each officer who received compensation from the Fund in excess of $60,000:

Name of Person; Position                        Aggregate Compensation From Fund
------------------------                        --------------------------------

Paul H. Broyhill
(President and Chief Executive Officer)                      $19,228

James T. Broyhill                                                  0

William E. Cooper                                             $6,000

Lawrence Z. Crockett                                          $6,000

Jan E. Gordon                                                 $6,000

Allene B. Heilman                                                  0

Name of Person; Position                        Aggregate Compensation From Fund
------------------------                        --------------------------------

Gene A. Hoots                                                 $6,000

Michael G. Landry
(Vice President and Chief Investment Officer)               $130,000

John S. Little                                                $6,000

L. Glenn Orr, Jr.                                             $6,000

                              CERTAIN TRANSACTIONS

      The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Fund's Board of Directors, including those persons who are not interested persons of the Fund, provide that the Fund and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is on a month-to-month basis.

                       INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors

      The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Odom PLLC as the Fund's independent auditors for the fiscal year beginning November 1, 2003. Dixon Odom PLLC has served as the Fund's independent auditor since April 17, 2001. Effective January 1, 2004, the firm of Dixon Odom PLLC will be known as Dixon Hughes PLLC.

      Neither Dixon Odom PLLC nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as independent public auditors.

      A representative of Dixon Odom PLLC will attend the meeting via teleconference. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

      Aggregate fees billed the Fund for the fiscal year ended October 31, 2003 by Dixon Odom PLLC for services rendered are set forth in the following table:

Type of Service                                                    Amount of Fee
---------------                                                    -------------
Audit Fees.......................................................  $24,298
Financial Information Systems Design and Implementation Fees.....  $0
All Other Fees...................................................  $1,877

During the fiscal year ended October 31, 2003, Dixon Odom PLLC did not utilize any leased personnel in connection with the audit.

                         CERTAIN BENEFICIAL INTERESTS OF
                              DIRECTORS IN THE FUND
                           AND ITS INVESTMENT ADVISERS

Beneficial Ownership by Directors in the Fund

      Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors as of December 10, 2003 is set forth in the following table:

                                                          Dollar Range of Equity
Name of Director                                          Securities in the Fund
----------------                                          ----------------------

Interested Persons
     James T. Broyhill                                         Over $100,000
     Paul H. Broyhill                                          Over $100,000
     Michael G. Landry                                          $1-$10,000
     Allene B. Heilman                                         Over $100,000

Other Directors
     William E. Cooper                                       $50,000-$100,000
     Lawrence Z. Crockett                                       $1-$10,000
     Jan E. Gordon                                             Over $100,000
     Gene A. Hoots                                              $1-$10,000
     John S. Little                                                none
     L. Glenn Orr, Jr.                                          $1-$10,000

      The Fund consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the Fund's family of funds is not applicable.

Beneficial Ownership by Non-Interested Directors in Investment Advisers

      None of the directors and their immediate families who are not considered to be interested persons own securities or have any other interests in W.H. Reaves & Co., which served as the Fund's investment adviser until September 30, 2003.

                              BENEFICIAL OWNERSHIP
                    OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table reflects information concerning directors, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund's Common Stock as of December 10, 2003:

                                                         Amount and Nature of Beneficial
                                                            Ownership of Common Stock
                                                 ----------------------------------------------
                                                                                    Percent of
                                                          Voting and               Outstanding
                                                       Investment Power            Common Stock
                                                       ----------------            ------------
Name                                                Sole             Shared
----                                                ----             ------

James T. Broyhill                                 785,788            96,212            17.9%

Paul H. Broyhill                                  431,461(1)         85,973(2)         10.5%

Michael G. Landry                                      25                 0              (3)

Allene B. Heilman                                  29,777(4)              0              (3)

William E. Cooper                                   3,240                 0              (3)

Lawrence Z. Crockett                                  200                 0              (3)

Jan E. Gordon                                      43,920            72,077             2.4%

Gene A. Hoots                                          25                 0              (3)

John S. Little                                          0                 0               0

                                                         Amount and Nature of Beneficial
                                                            Ownership of Common Stock
                                                 ----------------------------------------------
                                                                                    Percent of
                                                          Voting and               Outstanding
                                                       Investment Power            Common Stock
                                                       ----------------            ------------
Name                                                Sole             Shared
----                                                ----             ------

L. Glenn Orr, Jr                                      458                 0              (3)

M. Hunt Broyhill                                    5,847         1,065,932            21.7%

D. Eugene Hendricks                                     0           279,732             5.6%

Broyhill Investments, Inc.
800 Golfview Park
Lenoir, NC 28645                                  316,871                 0             6.4%

Hibriten Investments of N.C., LP (5)
800 Golfview Park
Lenoir, NC 28645                                  979,959                 0            19.9%

Satie E. Gortner Investment LLC
c/o Northern Trust Bank of Florida, Manager
4001 Tamiami Trail North
Naples, FL 34103                                  661,877                 0            13.4%

Eastwind Investments, LLC
153 Hillhaven Place SE
Lenoir, NC 28645                                  669,715                 0            13.6%

----------

(1) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by a trust, of which Paul H. Broyhill is the trustee, and by Mr. Broyhill's immediate family. Does not include 979,959 shares owned by Hibriten Investments of N. C., LLP, which is controlled indirectly by Mr. Broyhill's son. See note (5) below.

(2) Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

(3)   Total shares represent less than 1.0% of the Fund's outstanding Common
      Stock.

(4) Does not include 669,715 shares owned by Eastwind Investments, LLC, which is controlled by James W. Stevens, Rebecca S. Elliott, John F. Stevens and Anne S. Hsu, children of Allene B. Heilman.

(5) The General Partner of Hibriten Investments of N. C., LP is Hibriten Management of N.C., LLC. All the interests in Hibriten Management of N. C., LLC are owned by M. Hunt Broyhill (Paul H. Broyhill's son). M. Hunt Broyhill also serves as Vice President of the Fund.

      James T. Broyhill resides at 1930 Virginia Road, Winston-Salem, NC 27104. Paul H. Broyhill resides at 135 Claron Place, SE, Lenoir, NC 28645.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under federal securities laws, the Fund's directors, officers and beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the Commission. Specific dates for such reporting have been established, and the Fund is required to report in this Proxy Statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to the Fund's knowledge, all of these filing requirements were satisfied by the Fund's directors, officers and principal shareholders, with the exception of one late Form 4 filed by Hibriten Investments of N.C., LP (with respect to one purchase of Common Stock).

                              SHAREHOLDER PROPOSALS

      In order to be included in proxy material for the 2005 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by August 20,2004 and must be submitted in accordance with applicable procedures.

      Shareholder proposals which are not intended to be included in the proxy materials for the 2005 annual meeting must be submitted to the Fund no later than November 3, 2004. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

                         ANNUAL AND SEMI-ANNUAL REPORTS

      The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2003 to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about December 16, 2003.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        Carol Frye
                                        Secretary

                                                                      Appendix A

                                 BMC FUND, INC.

                             AUDIT COMMITTEE CHARTER

I.    Committee Purpose

      The purpose of the Audit Committee is to assist the Board of Directors of BMC Fund, Inc. (the "Company") in its duty to oversee the Company's accounting, financial reporting and internal control functions and the audit of the Company's financial statements. The Committee will accomplish this purpose by performing the responsibilities enumerated in this Charter, which include among others direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company's independent auditors (subject to the requirement of the Investment Company Act of 1940 that a majority of the Company's directors who are not interested persons of the Company ratify the selection of the independent auditors). The independent auditors will report directly to the Committee.

      The Committee's responsibilities under this Charter do not relieve the Company's management of its responsibilities for preparing the Company's financial statements so that they comply with generally accepted accounting principles ("GAAP") and fairly present the Company's financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the Securities and Exchange Commission (the "SEC"); and establishing and maintaining adequate internal control structures and procedures for financial reporting.

II.   Committee Membership and Procedure

      The Committee will consist of three or more directors, each of whom must:

      A. Be an independent director as defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the SEC under the Exchange Act, which means that no member of the Committee may:

            i. Accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a director; or

            ii. Be an interested person as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      B. Be able to read and understand fundamental financial statements.

      The Board of Directors recognizes that it is desirable for at least one member of the Committee to be an "audit committee financial expert" as such term is defined in Item 3 of Form N-CSR. The inability of the Board and the Committee to satisfy this objective, however, will not affect the validity of any actions taken by the Committee.

      The Board will appoint the members of the Committee annually. The members will serve until their successors are appointed or until their earlier death, resignation or removal. The Board will designate the Chairman of the Committee or, if it fails to do so, the members of the Committee will elect a Chairman by majority vote. The Board will have the power at any time to change the size and membership of the Committee and to fill vacancies on the Committee, provided that any new member satisfy the requirements of this Charter and any other applicable requirements. The rules and procedures of the Committee will be governed by the North Carolina Business Corporation Act and the Company's bylaws and, to the extent not inconsistent with such Act and the bylaws, this Charter.

      The Committee will meet at least semi-annually to discharge its responsibilities as set forth in Section III of this Charter. At a minimum, the Committee will meet (i) after the end of the first six months of the fiscal year and prior to the filing with the SEC of the Company's semi-annual report to review with management and, if appropriate, with the independent auditors the financial statements for such six-month period and to address other matters as necessary to discharge its responsibilities as set forth in Section III of this Charter, and (ii) following the end of the fiscal year and in connection with the completion of the fiscal year audit to review with management and the independent auditors the financial statements for the full fiscal year and to address other matters as necessary to discharge its responsibilities as set forth in Section III of this Charter. Upon the call of the Chairman of the Committee or the Chairman of the Board, the Committee will meet at such other times and for such other purposes as are necessary to carry out the Committee's responsibilities. At such times as the Committee determines, the Committee will meet separately with management and the Company's independent auditors in discharge of the Committee's obligations under Section III of this Charter.

      The Committee will record and maintain minutes of its meetings. The Chairman of the Committee or a Committee member designated by the Chairman will make a report to the Board of the Committee's meetings, actions taken at meetings or by consent, and recommendations made since the most recent Board meeting, unless the Committee has previously circulated an interim report addressing the matter or matters.

III.  Committee Authority and Responsibilities

      The authority and responsibilities of the Committee are as follows:

                             Annual Responsibilities

      A. Review and reassess annually the adequacy of this Charter and recommend any changes to the Board. The Chairman of the Committee will confirm to the Board and management annually that the Committee has reviewed and reassessed the adequacy of this Charter.

      B. Be solely and directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged to prepare or issue an audit report or perform other audit, review or attest services, including resolution of disagreements between the independent auditors and management regarding financial reporting. The authority of the Committee under this paragraph is subject to the requirements of the Investment Company Act of 1940 and the rules of the SEC under the Act that the selection of the independent auditors be ratified by the shareholders of the Company (to the extent such requirement is applicable to the Company) and ratified or selected by a majority of the Company's directors who are not interested persons of the Company.

      C. Prior to engaging the independent auditors to perform an audit of the Company's financial statements, (i) obtain from the independent auditors a formal written statement delineating all relationships between their firm and the Company, consistent with Independence Standards Board Standard No. 1 or such other standard as may be promulgated by the Public Company Accounting Oversight Board; (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditors.

      D. Review with the independent auditors their proposed audit scope and approach, including staffing, locations and coordination of independent audit work with the work of the Company's accounting (and, if applicable, internal audit) personnel.

      E. Approve, in advance, the engagement letter for the annual audit to be conducted by the independent auditors, including the compensation to be paid for such services.

      F. Following completion of the annual audit and at such other times as the Committee deems appropriate, review separately with the independent auditors and management any significant difficulties encountered during the course of the audit.

      G. Establish a policy for the Committee's pre-approval of audit and non-audit services to be provided by the independent auditors and annually review the continuing adequacy of the pre-approval policy.

      H. At least annually, review the Company's system of internal controls and evaluate the adequacy of the Company's financial reporting systems and business process controls.

      I. Prepare the Committee's report that the SEC rules require to be included in the Company's annual proxy statement.

                            Periodic Responsibilities

      J. Approve, in advance, all audit services not provided for in the engagement letter for the annual audit, and all permissible non-audit services to be provided by the independent auditors (including the compensation to be paid for such services);

      K. Review the Company's hiring policies for, and approve the hiring of, any employees or former employees of the independent auditors.

      L. Approve all transactions between the Company and a related party and any other conflict of interest situations.

      M. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and review the continuing adequacy of such procedures.

      N. Engage and determine the compensation of any professional advisers as the Committee determines are appropriate to carry out its responsibilities under this Charter.

      O. Cause the Company to pay the ordinary administrative expenses of the Committee as are necessary or appropriate in carrying out the Committee's duties.

      P. Perform any other activities consistent with this Charter, the Company's bylaws and governing law as the Committee or the Board deems necessary or appropriate.

      Q. Perform the responsibilities of a Qualified Legal Compliance Committee as set forth in 17 C.F.R. Part 205 of the SEC's regulations ("Part 205") and
Section IV of this Charter.

IV.   Part 205 Matters

      A. QLCC. The Audit Committee is authorized to serve as a Qualified Legal Compliance Committee ("QLCC") for the purpose of Part 205 and to receive reports from outside counsel and in-house counsel of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations by officers, directors, employees and agents of the Company ("Material Violations"), to instruct or retain counsel to conduct an investigation, and to direct and oversee such investigation, concerning whether such reports have merit, and, if so, to recommend to the Company's Board of Directors an appropriate response to such Material Violations. Part 205 will govern the rights and responsibilities of the Committee and its members in the event of a conflict between this Charter and Part 205.

      B. Meetings. The Committee will meet as soon as practicable following the report of evidence of a Material Violation and as necessary thereafter in connection with such report.

      C. Authority and Responsibilities. The Committee will have the authority and responsibility to:

            i. Adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a Material Violation;

            ii. Receive reports of evidence of a Material Violation from outside or in-house counsel;

            iii. Notify the Company's Chief Executive Officer ("CEO") and the Company's chief legal officer ("CLO") upon receipt of any such report of evidence of a Material Violation. The CEO will be deemed to be the CLO for the purpose of this notification, unless the Company has employed a general counsel to serve in the capacity of CLO;

            iv. Decide whether an investigation is necessary to determine whether the Material Violation described in the report has occurred, is occurring or is about to occur;

            v. If the Committee determines an investigation is necessary regarding a report of evidence of a Material Violation, to engage or appoint counsel (which may be outside counsel or, at the Committee's election, the Company's general counsel if the Company has employed one) to undertake an investigation of such report;

            vi. Retain such expert personnel as the Committee deems necessary;

            vii. At the conclusion of any such investigation, to recommend by majority vote that the Company implement an "appropriate response" (as such term is defined in Part 205) to such Material Violation; and inform the CEO, the CLO (if applicable) and the Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

            viii. Acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended that the Company take.

V.    Additional Resources

      The Committee will have the right to use reasonable amounts of time of the Company's accounting personnel and independent auditors, other internal staff and legal counsel and also will have the right to hire independent accounting experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee will keep the Company's CEO advised as to the general range of anticipated expenses for outside consultants.

                                        Amended and Restated: July 26, 2003

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.

      The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on December 10, 2003 at the annual meeting of shareholders to be held on January 31, 2004, or at any adjournment thereof.

1.    The election of 10 directors:

      FOR all nominees listed below                      WITHHOLD AUTHORITY
      (except as marked below to the contrary) |_|       to vote for all nominees listed below |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Allene B. Heilman, Gene A. Hoots, Michael G. Landry, John S. Little, L. Glenn Orr, Jr.

2.    Such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _______________, 200__.

                                        ----------------------------------------
                                        Signature*


                                        ----------------------------------------
                                        Signature*

* Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.